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                                                                 EXHIBIT 10.9(r)


           SECOND AMENDMENT AND WAIVER TO SECOND AMENDED AND RESTATED
                       REDUCING REVOLVING CREDIT AGREEMENT


         THIS SECOND AMENDMENT AND WAIVER TO SECOND AMENDED AND RESTATED REDUCING REVOLVING CREDIT AGREEMENT (this "Second Amendment") is made and dated as of November 16, 1998 by and among CINEMARK USA, INC., a Texas corporation (the "Company"), the several financial institutions party hereto (the "Banks"), Bank of America National Trust and Savings Association, as agent for the Banks (in such capacity, the "Administrative Agent"), NationsBank, N.A. as Syndication Agent and BankBoston, N.A., The Bank of Nova Scotia, CIBC Inc. and Fleet Bank, as Co-Agents, and amends that certain Second Amended and Restated Reducing Revolving Credit Agreement dated as of February 12, 1998 among the Company, the Banks, the Administrative Agent, the Syndication Agent and the Co-Agents as amended by a First Amendment to Second Amended and Restated Reducing Revolving Credit Agreement dated as of August 31, 1998 (as so amended, the "Agreement).

                                    RECITALS

         A. Concurrently herewith, Cinemark Mexico (USA) Inc., a Delaware corporation ("Cinemark Mexico (USA)"), intends to enter into a credit agreement dated as of even date herewith providing for a revolving credit facility of $30,000,000 (as amended from time to time, the "Cinemark Mexico (USA) Credit Agreement"). The proceeds of the initial Loans thereunder will be used to pay off outstandings under the Cinemark International Credit Agreement which will thereupon be terminated. The obligations of Cinemark Mexico (USA) under the Cinemark Mexico (USA) Credit Agreement will be guarantied by the Company.

         B. In connection with the foregoing, the Board of Directors of the Company intends to designate Cinemark Mexico (USA) and all of its Subsidiaries, now Unrestricted Subsidiaries of Cinemark International, as Restricted Subsidiaries under the Agreement, and to transfer the stock of Cinemark Mexico
(USA) to the Company, making Cinemark Mexico (USA) a direct Subsidiary of the Company.

         C. In addition, the Company contemplates designating Cinemark del Peru S.A. ("Cinemark Peru"), Inversionnes Chile S.A. ("Inversionnes Chile") and Cinemark Chile S.A. ("Cinemark Chile"), a Subsidiary of Inversionnes Chile, and now Unrestricted Subsidiaries of Cinemark International, as Restricted Subsidiaries under the Agreement and transferring the stock of Cinemark Peru, Inversionnes Chile and Cinemark Chile to the Company or a Restricted Subsidiary.

         D. The Company has requested that it be permitted to enter into up to $100,000,000 in sale-leaseback transactions.

         E. The Company has also requested that the Administrative Agent and the Banks waive any Default or Event of Default arising by reason of a sale-leaseback of theatres in Austin, Texas not exceeding $14,000,000 which was closed on or about October 9, 1998.

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         F.    By this Second Amendment, the Banks and the Administrative Agent
desire to amend and waive the Agreement to the extent necessary to permit the foregoing transactions, all on the terms and conditions set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

         1. TERMS. All terms used herein shall have the same meanings as in the Agreement unless otherwise defined herein. All references to the Agreement shall mean the Agreement as hereby amended.

         2. AMENDMENTS TO AGREEMENT. The Agreement shall be amended as follows:

         2.1 The following new definitions are inserted in Section 1.1 of the Agreement (Defined Terms) as follows:

                  "'Cinemark Chile' means Cinemark Chile S.A. a Chilean corporation."

                  "'Cinemark de Mexico' means Cinemark de Mexico S.A. de C.V., a Mexican variable capital corporation."

                  "'Cinemark Mexico (USA)' means Cinemark Mexico (USA) Inc., a Delaware corporation."

                  "'Cinemark Mexico (USA) Credit Agreement' means that certain Credit Agreement dated as of November 16, 1998, among Cinemark Mexico
         (USA), the banks named therein, Bank of America National Trust and Savings Association, as administrative agent thereunder, as supplemented, modified, amended, restated, renewed or extended from time to time."

                  "'Cinemark Mexico (USA) Guaranty' means that certain Continuing Guaranty dated as of November 16, 1998, attached as Exhibit G hereto, executed by the Company in favor of the banks and the administrative agent party to the Cinemark Mexico (USA) Credit Agreement, as supplemented, modified, amended, restated, renewed or extended from time to time."

                  "'Cinemark Peru' means Cinemark del Peru S.A. a Peruvian corporation."

                  "'Domestic Material Restricted Subsidiary' means any Domestic Restricted Subsidiary which is a Material Restricted Subsidiary."

                  "'Domestic Restricted Subsidiary' means any Restricted Subsidiary owning any assets that is incorporated or otherwise organized under the laws of any state or district of the United States of America, or that is qualified to do business, or are otherwise doing business, in the United States of America."

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                  "'Foreign Material Restricted Subsidiary' means any Foreign
         Restricted Subsidiary which is a Material Restricted Subsidiary."

                  "'Foreign Material Restricted Subsidiary Pledge Agreement' means the Foreign Material Restricted Subsidiary Pledge Agreement substantially in the form of Exhibit C-3, as amended, supplemented, modified, renewed and replaced from time to time."

                  "'Foreign Restricted Subsidiary' means any Restricted Subsidiary (a) that is incorporated or otherwise organized under the laws of any foreign country or subdivision thereof, or which is not qualified to do business, or is not otherwise doing business, in the United States of America and (b) the capital stock of which is at least 90% beneficially owned, directly or indirectly, by the Company."

                  "'Intercompany Subordinated Indebtedness' means any Indebtedness of the Company or its Subsidiaries owing to the Company or any other of its Subsidiaries."

                  "'Intercompany Subordination Agreement" means the Intercompany Subordination Agreement substantially in the form of Exhibit H, as amended, supplemented, modified, renewed and replaced from time to time."

                  "'Inversionnes Chile' means Inversionnes Chile S.A. a Chilean corporation."

         2.2 The definition of "Annualized Cash Flow" in Section 1.1 of the Agreement is amended and restated in its entirety as follows:

                  "'Annualized Cash Flow' means, for any period, for the Company and its Restricted Subsidiaries, Cash Flow for such period plus (a) Proforma Cash Flow for Annualized Theatres less (b) Cash Flow from Annualized Theatres; provided, however, that if during the period for which Annualized Cash Flow is being determined, the Company or any of its Restricted Subsidiaries shall have acquired any assets identified to the Administrative Agent other than assets acquired as a result of Capital Expenditures made in the ordinary course of business (including without limitation acquisition by merger or consolidation) or made any Dispositions of assets, the Cash Flow of the Company and its Restricted Subsidiaries shall be calculated on a pro forma basis as if such acquisition or Disposition had occurred at the beginning of such period; provided, further, that if the Cash Flow of Foreign Restricted Subsidiaries exceeds 30% of the Annualized Cash Flow of the Company and its Restricted Subsidiaries on a consolidated basis, such excess over 30% shall be excluded from the determination of Annualized Cash Flow; provided, further, that when a Subsidiary is designated as a Restricted Subsidiary in accordance with the definition thereof, Annualized Cash Flow shall thereafter be calculated as if such designation had been made at the beginning of the applicable measurement period."

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         2.3      The definition of "Cash Equivalent" in Section 1.1 of the
Agreement is amended and restated in its entirety as follows:

                  "'Cash Equivalents' means any Investment in the following kinds of instruments:

                  "(a) readily marketable obligations issued or unconditionally guaranteed as to principal and interest by the United States of America or by any agency or authority controlled or supervised by and acting as an instrumentality of the United States of America if, on the date of purchase or other acquisition of any such instrument by Borrower, the remaining term to maturity or interest rate adjustment is not more than two years;

                  "(b) (i) demand and time deposits and certificates of deposit or acceptances with a maturity of 180 days or less of (i) any financial institution organized in the United States that is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $100,000,000, (ii) overseas branches of commercial banks incorporated under the laws of the United States of America, any state thereof, the District of Columbia, Canada or any province or territory thereof having combined capital and surplus and undivided profits in excess of $100,000,000, or (iii) any commercial bank organized under the laws of any other country that is a member of the Organization for Economic Cooperation and Development ("OECD") and has total assets in excess of $100,000,000, or (ii) deposits available for withdrawal or distribution with any commercial bank not meeting the qualifications specified in clause (b)(i) above but which is organized under the laws of (a) any country that is a member of the OECD and has total assets in excess of $100,000,000 or (b) any other country in which the Company or any Restricted Subsidiary maintains an office or is engaged in business, provided that, in either case (A) all such deposits are required to be made in such accounts in the ordinary course of business, (B) such deposits do not at any one time exceed $1,000,000 in the aggregate and (C) no funds so deposited remain on deposits in such bank for more than 30 days;

                  "(c) commercial paper issued by any corporation, if such commercial paper has, at the time of Borrower's Investment therein or contractual commitment providing for such Investment, credit ratings of at least A-1 by Standard & Poor's Rating Group ("S&P") and P-1 by Moody's Investor Service, Inc. ("Moody's");

                  "(d) money market mutual or similar funds having assets in excess of $100,000,000;

                  "(e) readily marketable debt obligations issued by any corporation, if at the time of the Borrower's or its Restricted Subsidiaries' Investment therein or contractual commitment providing for such Investment (1) the remaining term to maturity is not more than two years and (2) such debt obligations are rated in one of the two highest rating categories of both S&P and Moody's; and

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                  "(f) demand or time deposit accounts used in the ordinary
         course of business with commercial banks the balances in which are at all times fully insured as to principal and interest by the Federal Deposit Insurance Corporation or any successor thereto or any Canadian equivalent thereof.

                  "In the event that either S&P or Moody's ceases to publish ratings of the type provided herein, a replacement rating agency shall be selected by Borrower or its Restricted Subsidiaries with the consent of the Majority Banks, and in each case the rating of such replacement rating agency most nearly equivalent to the corresponding S&P or Moody's rating, as the case may be, shall be used for purposes hereof."

         2.4 The definition of "Excluded Dispositions" in Section 1.1 of the Agreement is amended by deleting "and" at the end of subsection (g); deleting the period at the end of subsection (h) and inserting "; and" in lieu thereof, and inserting the following new subsections immediately following subsection (h) as follows:

                  "(i) Sale-leaseback transactions relating to theatres in Austin Texas completed on or about October 9, 1998 not exceeding $14,000,000 in aggregate amount; and

                  "(j) additional sale-leaseback transactions not exceeding $100,000,000 in aggregate amount since the Closing Date."

         2.5 The definition of "Loan Documents" in Section 1.1 of the Agreement is amended by inserting "the Intercompany Subordination Agreement," after "any Notes,".

         2.6 References to "Material Restricted Subsidiary" in the definition of "Guarantor," and in the proviso to the definition of "Restricted Subsidiary," in recitals B and C to Exhibit F (form of Guaranty) and in Paragraph 21 of Exhibit F shall be deemed amended to be references to "Domestic Material Restricted Subsidiary." The executed version of the Guaranty shall also be deemed amended as aforesaid.

         2.7 The definition of "Pledge Agreement" in Section 1.1 of the Agreement is amended and restated in its entirety as follows:

                  "'Pledge Agreement' means, unless the context otherwise requires, (a) the Mitchell Family Pledge Agreement prior to the Recapitalization Date, and the Cinemark Theatres Holdings Pledge Agreement thereafter, and (b) the Foreign Material Restricted Subsidiary Pledge Agreement (collectively, the 'Pledge Agreements')."

         2.8 Section 5.1(a) of the Agreement (Corporate Existence and Power) is amended and restated in its entirety as follows:

                  "(a) is a corporation (with respect to the Company) or a corporation or other limited liability entity (with respect to Restricted Subsidiaries organized under the laws of

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         a foreign jurisdiction), in each case duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation;"

         2.9 Section 5.13 of the Agreement (Capital Stock; Subsidiaries) is amended by (a) inserting "under the Mitchell Family Pledge Agreement" after "Pledged Collateral" in subsection (a)(ii), (b) inserting "under the Cinemark Holdings Pledge Agreement" after "Pledged Collateral" in subsection (b)(i), and
(c) inserting a new subsection (d) as follows:

                  "(d) At all times the Pledged Collateral under the Foreign Material Restricted Subsidiary Pledge Agreement constitutes at least 65% of the issued and outstanding capital stock of each Foreign Material Restricted Subsidiary, and there are no options, warrants, shareholder agreements, calls or commitments of any character whatsoever relating to any of such Pledged Collateral except as disclosed therein and consented to by the Majority Banks."

         2.10     A new Section 5.23 is inserted in the Agreement after Section
5.22 as follows:

                  "5.23 YEAR 2000 COMPLIANCE. The Company has (a) initiated a review and assessment of all areas within its and each of its Restricted Subsidiaries' business and operations (including those affected by suppliers and vendors) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by the Company or any of its Restricted Subsidiaries (or its suppliers and vendors) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan in accordance with that timetable. The Company reasonably believes that all computer applications (including those of its suppliers and vendors) that are material to its or any of its Restricted Subsidiaries' business and operations will on a timely basis be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 compliant), except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect."

         2.11 Section 6.2(a) of the Agreement (Certificates; Other Information) is amended by changing the reference to Section 7.5(k) to Section 7.5(j).

         2.12 Section 6.13 of the Agreement is amended and restated in its entirety as follows:

                  "6.13 DOMESTIC MATERIAL RESTRICTED SUBSIDIARIES TO BE GUARANTORS. The Company shall cause each Subsidiary which is a Domestic Material Restricted Subsidiary or becomes a Domestic Material Restricted Subsidiary after the Closing Date, determined as of the most recent financial statements delivered pursuant to Section 6.1 from time to time, to become a Guarantor under the Guaranty by executing and delivering to the Administrative Agent (with sufficient copies for all Banks) a supplement to the Guaranty in the form of Exhibit A thereto, together with documents and opinions of the type

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         referred to in Sections 4.1(b), (c) and (e) with respect to such
         Guarantor, all in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel. Once a Subsidiary has executed and delivered a Guaranty, it shall remain a Guarantor so long as it is a Restricted Subsidiary even if its assets or Cash Flow calculated at any subsequent date would no longer qualify it as a Domestic Material Restricted Subsidiary."

         2.13 Section 6.14 of the Agreement (Further Assurances) is renumbered as Section 6.16 and new Sections 6.14 and 6.15 is inserted in the Agreement after Section 6.13 as follows:

                  "6.14 PLEDGE OF STOCK OF FOREIGN MATERIAL RESTRICTED SUBSIDIARIES. The Company shall, and shall cause each Domestic Restricted Subsidiary to, promptly pledge, or cause to be pledged, at least 65% of the capital stock of any Subsidiary thereof which is a Foreign Material Restricted Subsidiary or becomes a Foreign Material Restricted Subsidiary after the Closing Date, determined as of the most recent financial statements delivered pursuant to Section 6.1 from time to time, by executing and delivering the Foreign Material Restricted Subsidiary Pledge Agreement, or a supplement, instrument of joinder, and/or equivalent thereto, together with, in the case of Subsidiaries with certificated securities, certificates representing such stock, accompanied by appropriate undated stock powers endorsed in blank (or other means of perfection of a security interest in such securities acceptable to the Administrative Agent), together with documents and opinions of the type referred to in Sections 4.1(b) and (c) with respect to such Pledgor, and any filings or additional actions necessary or desirable, in the opinion of the Administrative Agent, to perfect or maintain perfection in such collateral, all in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel. The opinion of counsel shall confirm, among other things, that (i) the Foreign Material Restricted Subsidiary Pledge Agreement, or supplement and/or instrument of joinder thereto, is effective to create, in favor of the Administrative Agent for the benefit of itself and the Banks, a legal, valid and enforceable security interest in all of the Collateral described therein; (ii) the Lien of the Foreign Material Restricted Subsidiary Pledge Agreement or supplement and/or instrument of joinder thereto constitutes a perfected, first priority security interest in all right, title and interest of the Pledgor(s) in the Collateral described therein, prior and superior to all other Liens and interests except as disclosed therein, (iii) the execution, delivery and performance of the Foreign Material Restricted Subsidiary Pledge Agreement or supplement and/or instrument of joinder thereto by such Subsidiary will not violate any law, decree or judgment to which such Subsidiary is a party or by which its assets are bound and (iv) except as may otherwise be required to perfect any security interest, no government approvals, consents, registrations or filings, are required by any Subsidiary. Once the stock of a Subsidiary has been pledged, it shall remain pledged so long as it is a Restricted Subsidiary even if its assets or Cash Flow calculated at any subsequent date would no longer qualify it as a Foreign Material Restricted Subsidiary.

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                  "6.15 YEAR 2000 COMPLIANCE. The Company will promptly notify the Administrative Agent in the event the Company discovers or determines that any computer application (including those of its suppliers and vendors) that is material to its or any of its Restricted Subsidiaries' business and operations will not be Year 2000 compliant on a timely basis, except to the extent that such failure could not reasonably be expected to have a Material Adverse Effect."

         2.14 Section 7.1 of the Agreement (Liens) is amended by deleting "and" at the end of subsection (n); deleting the period at the end of subsection
(o) and inserting ";" in lieu thereof, and inserting the following new subsections immediately following subsection (o) as follows:

                  "(p) Liens on assets of Cinemark Chile securing Indebtedness of Cinemark Chile permitted by Section 7.5(m); and

                  "(q) Liens on assets of Cinemark de Mexico and Cinemark Mexico
         (USA) securing Intercompany Subordinated Indebtedness owing to the Company in an aggregate principal amount not exceeding $12,000,000."

         2.15 Subsections (b) and (c) of Section 7.3 of the Agreement (Consolidation and Mergers) are amended and restated in their entirety as follows:

                  "(a) any Restricted Subsidiary of the Company may merge with
         (i) the Company provided that the Company shall be the continuing or surviving corporation, (ii) with any one or more Restricted Subsidiaries of the Company, and (iii) with any joint ventures, partnerships and other Persons so long as such joint ventures, partnerships and other Persons will, as a result of making such Investment and all other contemporaneous related transactions, become a Restricted Subsidiary of the Company; provided that when any Wholly-Owned Restricted Subsidiary is merging into another Restricted Subsidiary, the Wholly-Owned Restricted Subsidiary shall be the continuing or surviving Person; and

                  "(b) any Restricted Subsidiary of the Company may sell all or substantially all of its assets (upon voluntary liquidation or otherwise), to the Company or any of its Restricted Subsidiaries; provided that when any Wholly-Owned Restricted Subsidiary is selling all or substantially all of its assets to another Restricted Subsidiary, the Restricted Subsidiary acquiring such assets shall be a Wholly-Owned Restricted Subsidiary."

         2.16 The following subsections of Section 7.4 of the Agreement (Investments) are amended and restated in their entirety as follows:

                  "(j) to the extent permitted under the Senior Subordinated
         Note Indentures, additional Investments in Cinemark International or its Unrestricted Subsidiaries not exceeding an amount equal to (i) $75,000,000 in the aggregate from the Closing Date plus (ii) any net reduction in Investments made pursuant to this subsection (q) after the Closing Date; provided that such additional Investments shall not exceed $50,000,000 in

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         the aggregate from the Closing Date through December 31, 1998; such
         Investments to be valued at the time made;"

                  "(o) additional Investments in an amount equal to Restricted Payments that could be made, but have not been made, under (i) Section 7.10(f) or Section 7.10(g) to the extent the capital stock, capital contribution or other Investment described therein was issued or made after the Closing Date, or (ii) Section 7.10(h)"

                  "(q) additional Investments in an aggregate amount not exceeding an amount equal to (i) $10,000,000 in the aggregate from the Closing Date plus (ii) any net reduction in Investments made pursuant to this subsection (q) after the Closing Date."

         2.17 Section 7.5 of the Agreement (Limitation on Indebtedness) is amended by deleting "and" at the end of subsection (j), deleting the period at the end of subsection (k) and inserting ";" in lieu thereof, and inserting subsections (l) and (m) immediately following subsection (k) as follows:

                  "(l) obligations of Cinemark Mexico (USA) under the Cinemark Mexico (USA) Credit Agreement and obligations and Contingent Obligations of the Company arising under the Cinemark Mexico (USA) Guaranty, not exceeding, in the aggregate, $30,000,000 for principal, together with interest and other amounts described therein; and

                  "(m) obligations of Cinemark Chile not exceeding $25,000,000 in aggregate principal amount outstanding at any time."

         2.18 Section 7.9(b) of the Agreement (Lease Obligations) is amended and restated in its entirety as follows:

                  "(b) Operating Leases entered into or assumed by the Company or any of its Restricted Subsidiaries after the Closing Date in the ordinary course of business,

                  "(c) leases constituting Excluded Dispositions; and

                  "(d) Capital Leases of furniture, fixtures and equipment not exceeding $2,500,000 in aggregate amount since the Closing Date."

         2.19 Section 7.10(g) of the Agreement (Restricted Payments) is amended by deleting ", or" at the end of subsection (ii), inserting ";" in lieu thereof and amending and restating subsection (iii) in its entirety as follows:

                           "(iii) an amount equal to any net reduction in
                  Investments in other than Restricted Subsidiaries made after the Closing Date resulting from payments of

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                  principal of indebtedness owing to the Company or its
                  Restricted Subsidiaries, return of capital and other transfers of assets related to such Investments; and

                           "(iv) an amount equal to the net reduction in
                  Investments in Unrestricted Subsidiaries made after the Closing Date resulting from the designation of any Unrestricted Subsidiary as a Restricted Subsidiary;"

         2.20 Section 7.16 of the Agreement (Limitations on Payments) is amended and restated in its entirety as follows::

                  "7.16 LIMITATIONS ON PAYMENTS. The Company shall not, and shall not suffer or permit any of its Restricted Subsidiaries to, agree to any restriction or limitation on the upstreaming of payments from any Restricted Subsidiary to the Company except:

                  "(a) restrictions on Cinemark Chile upstreaming payments contained in the terms and conditions of indebtedness of Cinemark Chile permitted by Section 7.5(m), to the extent such payments would cause Cinemark Chile to default under financial covenants contained therein; and

                  "(b) immaterial amounts in the ordinary course of business."

         2.21 Section 7.17 of the Agreement (Limitation on Negative Pledges) is amended by deleting "and" at the end of subsection (a), deleting the period at the end of subsection (b) and inserting ";" in lieu thereof, and inserting the following new subsections immediately following subsection (b) as follows:

                  "(c) restrictions on assets of Cinemark Mexico (USA) and its Subsidiaries contained in the Cinemark Mexico (USA) Credit Agreement;

                  "(d) restrictions on assets of Cinemark Chile in connection with Indebtedness of Cinemark Chile permitted by Section 7.5(m); and

                  "(e) restrictions on assets of Cinemark de Mexico in connection with Indebtedness of Cinemark de Mexico permitted by Section 7.1(q)."

         2.22 Section 8.1 of the Agreement is amended by deleting the period at the end of subsection (p) and inserting "; or" in lieu thereof, and inserting a new subsection (q) immediately following subsection (p) as follows:

                  "(q) DEFAULT UNDER CINEMARK MEXICO (USA) CREDIT AGREEMENT. Any Event of Default (as defined in the Cinemark Mexico (USA) Credit Agreement) shall have occurred and is continuing beyond any applicable grace period contained therein."

         2.23 Schedule 5.13 to the Agreement (Subsidiaries) is amended and restated in its entirety in the form attached hereto as Schedule 5.13 hereto.

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         2.24     A new Exhibit C-3 (Form of Foreign Material Restricted
Subsidiary Pledge Agreement) is inserted in the Agreement in the form attached hereto as Exhibit C-3 hereto.

         2.25 Exhibit A to Exhibit F to the Agreement (Guaranty) is amended and restated in its entirety in the form attached hereto as Exhibit A to Exhibit F hereto.

         2.26 A new Exhibit G (Cinemark Mexico (USA) Guaranty) is inserted in the Agreement in the form attached hereto as Exhibit G hereto.

         2.27 A new Exhibit H (Intercompany Subordination Agreement) is inserted in the Agreement in the form attached hereto as Exhibit H hereto.

         3. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to Banks and Administrative Agent that, on and as of the date hereof, and after giving effect to this Second Amendment:

         3.1 AUTHORIZATION. The execution, delivery and performance of this Second Amendment have been duly authorized by all necessary corporate action by the Company and this Second Amendment has been duly executed and delivered by the Company.

         3.2 BINDING OBLIGATION. This Second Amendment is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

         3.3 NO LEGAL OBSTACLE TO SECOND AMENDMENT. The execution, delivery and performance of this Second Amendment will not (a) contravene the terms of the Company's certificate of incorporation, by-laws or other organization document; (b) conflict with or result in any breach or contravention of the provisions of any contract to which the Company is a party, or the violation of any law, judgment, decree or governmental order, rule or regulation applicable to the Company, or result in the creation under any agreement or instrument of any security interest, lien, charge, or encumbrance upon any of the assets of the Company. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Company of this Second Amendment, or the transactions contemplated hereby.

         3.4 INCORPORATION OF CERTAIN REPRESENTATIONS. The representations and warranties of the Company set forth in Section 5 of the Agreement are true and correct in all respects, except as to such representations made as of an earlier specified date.

         3.5 DEFAULT. No Default or Event of Default under the Agreement has occurred and is continuing.

                                     - 11 -
                          Cinemark USA Second Amendment

         4. CONDITIONS, EFFECTIVENESS. The effectiveness of this Second Amendment shall be subject to the compliance by the Company with its agreements herein contained, and to the delivery of the following to the Administrative Agent in form and substance satisfactory to the Administrative Agent:

         4.1 AUTHORIZED SIGNATORIES. A certificate, signed by the Secretary or an Assistant Secretary of the Company dated the date hereof, as to the incumbency of the person or persons authorized to execute and deliver this Second Amendment and any instrument or agreement required hereunder on behalf of the Company.

         4.2 CINEMARK MEXICO (USA) AS A DIRECT SUBSIDIARY OF COMPANY; DESIGNATION OF CINEMARK MEXICO (USA) AND ITS SUBSIDIARIES AS RESTRICTED SUBSIDIARIES. Evidence that (a) Cinemark Mexico (USA) is a direct Subsidiary of the Company and (b) the Board of Directors of the Company has designated Cinemark Mexico (USA) and its Subsidiaries as Restricted Subsidiaries, together with a certificate of the type described in the definition of "Restricted Subsidiaries" in Section 1.1 of the Agreement in connection with such designations.

         4.3      CINEMARK MEXICO (USA) AS A GUARANTOR; COMPLIANCE WITH SECTION
6.13. The Company shall have complied with Section 6.13 of the Agreement, as amended hereby, with respect to Cinemark Mexico (USA) becoming a Guarantor, together with evidence that Cinemark Mexico (USA) is a Domestic Material Restricted Subsidiary.

         4.4 INTERCOMPANY SUBORDINATION AGREEMENT. The Intercompany Subordination Agreement, duly executed and delivered by the parties thereto.

         4.5 OTHER EVIDENCE. Such other evidence with respect to the Company or any other person as a Bank may reasonably request to establish the consummation of the transactions contemplated hereby, the taking of all corporate action in connection with this Second Amendment and the compliance with the conditions set forth herein.

         5. CONDITION SUBSEQUENT: PLEDGE OF AT LEAST 65% OF STOCK OF CINEMARK DE MEXICO; COMPLIANCE WITH SECTION 6.14. Within 60 days of the effectiveness of this Second Amendment, the Company shall have caused Cinemark Mexico (USA) to have complied with Section 6.14 of the Agreement, as amended hereby, with respect to pledging at least 65% of the Capital Stock of Cinemark de Mexico. Failure to do so shall constitute an immediate Event of Default under the Agreement.

                                     - 12 -
                          Cinemark USA Second Amendment

         6.       MISCELLANEOUS.

         6.1 EFFECTIVENESS OF AGREEMENT. Except as hereby expressly amended, the Agreement and each other Loan Document shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

         6.2 WAIVERS. The Administrative Agent and the Banks hereby waive any Default or Event of Default arising by reason of a sale-leaseback of theatres in Austin, Texas not exceeding $14,000,000 which was closed on or about October 9, 1998. This Second Amendment is specific in time and in intent and does not constitute, nor should it be construed as, a waiver of any other right, power or privilege under the Agreement or under any agreement, contract, indenture, document or instrument mentioned in the Agreement; nor does it preclude any exercise thereof or the exercise of any other right, power or privilege, nor shall any future waiver of any right, power, privilege or default hereunder, or under the Agreement or any agreement, contract, indenture, document or instrument mentioned in the Agreement, constitute a waiver of any other default of the same or of any other term or provision.

         6.3 COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Second Amendment shall not become effective until the Company, the Administrative Agent and the Majority Banks shall have signed a copy hereof, and each Guarantor and Pledgor shall have consented hereto, whether the same or counterparts, and the same shall have been delivered to the Administrative Agent.

         6.4 JURISDICTION. THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK.



                                     - 13 -
                          Cinemark USA Second Amendment

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered as of the date first written above.




                                                     CINEMARK USA, INC.

                                                     By
                                                       ------------------------
                                                          Jeffrey J. Stedman
                                                       Chief Financial Officer

                          Cinemark USA Second Amendment

                                                 BANK OF AMERICA NATIONAL TRUST
                                                 AND SAVINGS ASSOCIATION, AS
                                                 ADMINISTRATIVE AGENT

                                                 By
                                                   ----------------------------
                                                           David Price
                                                          Vice President

                          Cinemark USA Second Amendment

                                            BANK OF AMERICA NATIONAL TRUST
                                            AND SAVINGS ASSOCIATION, AS ISSUING
                                            BANK AND A BANK

                                            By
                                              ---------------------------------
                                            Name
                                                -------------------------------
                                            Title
                                                 ------------------------------

                          Cinemark USA Second Amendment

                                                NATIONSBANK, N.A.,
                                                AS SYNDICATION AGENT AND A BANK

                                                By
                                                  -----------------------------
                                                Name
                                                    ---------------------------
                                                Title
                                                     --------------------------

                          Cinemark USA Second Amendment

                                                BANKBOSTON, NA.,
                                                AS A CO-AGENT AND A BANK

                                                By
                                                  -----------------------------
                                                Name
                                                    ---------------------------
                                                Title
                                                     --------------------------

                          Cinemark USA Second Amendment

                                                THE BANK OF NOVA SCOTIA,
                                                AS A CO-AGENT AND A BANK

                                                By
                                                  -----------------------------
                                                Name
                                                    ---------------------------
                                                Title
                                                     --------------------------

                          Cinemark USA Second Amendment

                                            CIBC INC., AS A CO-AGENT AND A BANK

                                            By
                                              ---------------------------------
                                            Name
                                                 ------------------------------
                                            Title
                                                 ------------------------------

                          Cinemark USA Second Amendment

                                                FLEET BANK, N.A.
                                                AS A CO-AGENT AND A BANK

                                                By
                                                  -----------------------------
                                                Name
                                                    ---------------------------
                                                Title
                                                     --------------------------

                          Cinemark USA Second Amendment

                                                THE BANK OF NEW YORK

                                                By
                                                  -----------------------------
                                                Name
                                                    ---------------------------
                                                Title
                                                     --------------------------

                          Cinemark USA Second Amendment

                                                THE BANK OF MONTREAL

                                                By
                                                  -----------------------------
                                                Name
                                                    ---------------------------
                                                Title
                                                     --------------------------

                          Cinemark USA Second Amendment

                                               COMERICA BANK - TEXAS

                                                By
                                                  -----------------------------
                                                Name
                                                    ---------------------------
                                                Title
                                                     --------------------------

                          Cinemark USA Second Amendment

                                                FIRST HAWAIIAN BANK

                                                By
                                                  -----------------------------
                                                Name
                                                    ---------------------------
                                                Title
                                                     --------------------------

                          Cinemark USA Second Amendment

                                                THE FUJI BANK, LIMITED

                                                By
                                                  -----------------------------
                                                Name
                                                    ---------------------------
                                                Title
                                                     --------------------------

                          Cinemark USA Second Amendment

                                                PNC BANK, NATIONAL ASSOCIATION

                                                By
                                                  -----------------------------
                                                Name
                                                    ---------------------------
                                                Title
                                                     --------------------------

                          Cinemark USA Second Amendment

                                                THE SUMITOMO BANK, LIMITED

                                                By
                                                  -----------------------------
                                                Name
                                                    ---------------------------
                                                Title
                                                     --------------------------



                                                By
                                                  -----------------------------
                                                Name
                                                    ---------------------------
                                                Title
                                                     --------------------------

                          Cinemark USA Second Amendment

                                                UNION BANK OF CALIFORNIA, N.A.

                                                By
                                                  -----------------------------
                                                Name
                                                    ---------------------------
                                                Title
                                                     --------------------------

                          Cinemark USA Second Amendment

                        CONSENT OF PLEDGORS AND GUARANTOR

         Each of the undersigned (a) Pledgors, each party to the Second Amended and Restated Mitchell Family Pledge Agreement dated as of February 12, 1998, and
(b) Guarantor, as guarantor under the Guaranty dated as of February 12, 1998, hereby consents to the foregoing Second Amendment to Credit Agreement, and represents and warrants to the Administrative Agent and the Banks that there is no defense, counterclaim or offset of any type or nature under the Pledge Agreement or the Guaranty, and that the same remain in full force and effect as to it after giving effect hereto and thereto. By signing below, the undersigned also agree that the Guaranty is amended as set forth in Section 2.3 of the Second Amendment and that CGI Equities Ltd. (not CGI Investments LLC) is a party to the Pledge Agreement and consented to the First Amendment to Second Amended and Restated Credit Agreement. All terms used herein shall have the same meanings as in the Credit Agreement referred to in the Second Amendment unless otherwise defined herein.

PLEDGORS:


-------------------------------       ------------------------------------------
  Lee Roy Mitchell                    Tandy MItchell, Spouse of Lee Roy Mitchell
MITCHELL SPECIAL TRUST                MITCHELL GRANDCHILDREN TRUST
                                      FOR CRYSTAL LEE ROBERTS
MITCHELL GRANDCHILDREN TRUST          MITCHELL GRANDCHILDREN TRUST
FOR CASSIE ANN ROBERTS                FOR SKYLER KAYE MITCHELL
MITCHELL GRANDCHILDREN TRUST          MITCHELL GRANDCHILDREN TRUST
FOR ASHLEY ANN LEE                    FOR LASEY MARIE LEE

                         By
                            --------------------------------
                                    Trustee

                         By
                            --------------------------------
                                    Trustee

CGI EQUITIES, LTD.,                                 GUARANTOR:
a Texas limited partnership
                                                    CINEMARK PROPERTIES, INC.,
                                                    GUARANTOR

By: CGI INVESTMENTS, LLC, a Texas
    limited liability company, its general          By:
         partner                                       ------------------------
                                                    Name:
By:                                                      ----------------------
   --------------------------------                 Title:
Name:                                                     ---------------------
     ------------------------------
Title:                                       ,
      -----------------------------

                                      - 1 -
                          Cinemark USA Second Amendment

                                                                   SCHEDULE 5.13

                                  SUBSIDIARIES

               ORGANIZATIONAL CHART SHOWING PRINCIPAL SUBSIDIARIES

                                [GRAPHIC OMITTED]

                              LIST OF SUBSIDIARIES

                                    (to come)



                                      - 1 -
                          Cinemark USA Second Amendment

                                                                       EXHIBIT G


                              CINEMARK USA GUARANTY
                       (GUARANTY OF CINEMARK MEXICO (USA))


TO:      Bank of America National Trust and Savings
         Association, as Administrative Agent (the "Administrative Agent")

                             PRELIMINARY STATEMENTS:

         A. Reference is made to that certain Credit Agreement dated as of November 16, 1998 (as from time to time amended, extended, restated, modified or supplemented, the "Credit Agreement;" capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement) among Cinemark Mexico
(USA), Inc., (the "Company"), the Banks party thereto and Bank of America National Trust and Savings Association, as Administrative Agent (in such capacity, the "Administrative Agent") for said Banks.

         B. Guarantor is the ultimate shareholder of the Company and has derived, and expects to continue deriving, direct and indirect benefits from extensions of credit made to the Company, and now desires to guaranty the Obligations.

         C. It is a requirement of the Credit Agreement that Guarantor execute and deliver this Guaranty.

         NOW, THEREFORE, Guarantor agrees as follows:

         1. For valuable consideration, the undersigned (the "Guarantor") unconditionally, absolutely and irrevocably guarantees and promises to pay to the Administrative Agent, or order, on demand, in lawful money of the United States and in immediately available funds, any and all present or future Obligations owing to the Banks, the Administrative Agent and the Syndication Agent (collectively, the "Guarantied Parties"). The term Obligations has the meaning assigned to such term under the Credit Agreement and is used herein in its most comprehensive sense and includes any and all advances, debts, obligations, and liabilities of the Company, now, or hereafter made, incurred, or created, whether voluntary or involuntarily, and however arising, including, without limitation, any and all reasonable attorneys' fees (including the allocated cost of inhouse counsel), costs, premiums, charges, or interest owed by the Company to the Guarantied Parties, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether the Company may be liable individually or jointly with others, whether recovery upon such indebtedness may be or hereafter becomes barred by any statute of limitations or whether such indebtedness may be or hereafter become otherwise unenforceable.

                                      - 1 -
                 Cinemark USA Guaranty of Cinemark Mexico (USA)

         2. This Guaranty is a continuing guaranty which relates to any Obligations, including those which arise under successive transactions which shall either cause the Company to incur new Obligations, continue the Obligations from time to time, or renew them after they have been satisfied. Guarantor agrees that nothing shall discharge or satisfy its obligations created hereunder except for the full payment of the Obligations. Any payment by Guarantor shall not reduce its maximum obligation hereunder.

         3. Guarantor agrees that it is directly and primarily liable to the Administrative Agent for the benefit of the Guarantied Parties, that its obligations hereunder are independent of the Obligations of the Company, or of any other guarantor, and that a separate action or actions may be brought and prosecuted against Guarantor, whether action is brought against the Company or whether the Company is joined in any such action or actions. Guarantor agrees that any releases which may be given by the Administrative Agent and the Guarantied Parties to the Company or any other guarantor shall not release it from this Guaranty.

         4. The obligations of Guarantor under this Guaranty shall not be affected, modified or impaired upon the occurrence from time to time of any of the following, whether or not with notice to or the consent of Guarantor:

         (a) the compromise, settlement, change, modification, amendment (whether material or otherwise) or partial termination of any or all of the Obligations;

         (b) the failure to give notice to Guarantor of the occurrence of any Event of Default under the terms and provisions of the Credit Agreement;

         (c) the waiver of the payment, performance or observance of any of the Obligations;

         (d) the taking or omitting to take any actions referred to in any Loan Document or of any action under this Guaranty;

         (e) any failure, omission or delay on the part of the Administrative Agent and/or the Guarantied Parties to enforce, assert or exercise any right, power or remedy conferred in this Guaranty, the Credit Agreement, any other Loan Document or any other indulgence or similar act on the part of the Administrative Agent and/or the Guarantied Parties in good faith and in compliance with applicable law;

         (f) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshalling of assets, receivership, insolvency, bankruptcy, assignment for the benefit of creditors or readjustment of, or other similar proceedings which affect Guarantor, any other guarantor of any of the Obligations of the Company or any of the assets of any of them, or any allegation of invalidity or contest of the validity of this Guaranty in any such proceeding;

                                      - 2 -
                 Cinemark USA Guaranty of Cinemark Mexico (USA)

         (g) to the extent permitted by law, the release or discharge of any other guarantors of the Obligations from the performance or observance of any obligation, covenant or agreement contained in any guaranties of the Obligations by operation of law; or

         (h) the default or failure of any other guarantors of the Obligations fully to perform any of their respective obligations set forth in any such guaranties of the Obligations.

         To the extent any of the foregoing refers to any actions which the Administrative Agent or the Guarantied Parties may take, Guarantor hereby agrees that the Administrative Agent and/or the Guarantied Parties may take such actions in such manner, upon such terms, and at such times as the Administrative Agent or the Guarantied Parties, in their discretion, deem advisable, without, in any way or respect, impairing, affecting, reducing or releasing Guarantor from its undertakings hereunder and Guarantor hereby consents to each and all of the foregoing actions, events and occurrences.

         5.  Guarantor hereby waives:

         (a) any and all rights to require the Administrative Agent or the Guarantied Parties to prosecute or seek to enforce any remedies against the Company or any other party liable to the Administrative Agent or the Guarantied Parties on account of the Obligations;

         (b) any right to assert against the Administrative Agent or the Guarantied Parties any defense (legal or equitable), set-off, counterclaim, or claim which Guarantor may now or at any time hereafter have against the Company or any other party liable to the Administrative Agent or the Guarantied Parties in any way or manner under the Credit Agreement;

         (c) all defenses, counterclaims and off-sets of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity or enforceability of any Loan Document and the security interest granted pursuant thereto;

         (d) any defense arising by reason of any claim or defense based upon an election of remedies by the Administrative Agent or the Guarantied Parties including, without limitation, any direction to proceed by judicial or nonjudicial foreclosure or by deed in lieu thereof, which, in any manner impairs, affects, reduces, releases, destroys or extinguishes Guarantor's subrogation rights, rights to proceed against the Company for reimbursement, or any other rights of Guarantor to proceed against the Company, against any other guarantor, or against any other security, with Guarantor understanding that the exercise by the Administrative Agent and/or the Guarantied Parties of certain rights and remedies may offset or eliminate Guarantor's right of subrogation against the Company, and that Guarantor may therefore incur partially or totally non-reimbursable liability hereunder;

         (e) all presentments, demands for performance, notices of non-performance, protests, notices of protest, notices of dishonor, notices of default, notice of acceptance of this Guaranty,

                                      - 3 -
                 Cinemark USA Guaranty of Cinemark Mexico (USA) and notices of the existence, creation, or incurring of new or additional indebtedness, and all other notices or formalities to which Guarantor may be entitled; and

         (f) without limiting the generality of the foregoing, Guarantor hereby expressly waives any and all benefits of California Civil Code Sections 2809, 2810, 2819, 2825, 2839 and 2845 through 2850.

         6. Guarantor hereby agrees that unless and until all Obligations have been paid to the Administrative Agent and the Guarantied Parties in full, it shall not have any rights of subrogation, reimbursement or contribution as against the Company or any other guarantor, if any, and shall not seek to assert or enforce the same. Guarantor understands that the exercise by Administrative Agent of certain rights and remedies contained in the Loan Documents may affect or eliminate Guarantor's right of subrogation if any, against the Company and that Guarantor may therefore incur a partially or totally non-reimbursable liability hereunder; nevertheless, Guarantor hereby authorizes and empowers the Administrative Agent and the Guarantied Parties to exercise, in their sole discretion, any right and remedy, or any combination thereof, which may then be available, since it is the intent and purpose of Guarantor that the obligations hereunder shall be absolute, independent and unconditional under any and all circumstances.

         7. Guarantor is presently informed of the financial condition of the Company and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. Guarantor hereby covenants that it will continue to keep itself informed of the financial condition of the Company, the status of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment. Guarantor hereby waives its right, if any, to require the Administrative Agent or the Guarantied Parties to disclose to it any information which the Administrative Agent or any Bank may now or hereafter acquire concerning such condition or circumstances including, but not limited to, the release of any other guarantor.

         8. The Administrative Agent and each Bank's books and records evidencing the Obligations shall be admissible in any action or proceeding and shall be binding upon the Guarantor for the purpose of establishing the terms set forth therein and shall constitute prima facie proof thereof.

         9.  Guarantor represents and warrants that:

         (a) Guarantor: (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;
(ii) has the power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, carry on its business and execute, deliver, and perform its obligations under, the Loan Documents; (iii) is duly qualified as a foreign corporation, licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification; and (iv) is in compliance with all Requirements of Law; except, in

                                      - 4 -
                 Cinemark USA Guaranty of Cinemark Mexico (USA) each case referred to in clause (ii), (iii) or clause (iv), to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

         (b) The execution, delivery and performance by Guarantor of this Guaranty have been duly authorized by all necessary corporate action, and do not and would not be expected to: (i) contravene the terms of any of Guarantor's articles of incorporation, bylaws or other organization documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which Guarantor is a party or any order, injunction, writ or decree of any Governmental Authority to which Guarantor or its Property is subject; or (iii) violate any Requirement of Law.

         (c) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, Guarantor of the Guaranty, except for routine corporate filings to maintain the corporate good standing of Guarantor.

         (d) This Guaranty constitutes the legal, valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

         (e) There is no action, suit or proceeding pending against, or to the knowledge of Guarantor, threatened against or affecting Guarantor, before any court or arbitrator or any governmental body, agency or official which in any manner draws into question the validity or enforceability of this Guaranty; and

         (f) The execution, delivery and performance by Guarantor of this Guaranty does not constitute, to the best knowledge of Guarantor, a "fraudulent conveyance," "fraudulent obligation" or "fraudulent transfer" within the meanings of the Uniform Fraudulent Conveyances Act or Uniform Fraudulent Transfer Act, as enacted in any jurisdiction.

         10. All notices and other communications hereunder shall be delivered, in the manner and with the effect provided in the Credit Agreement and, in the case of the Guarantor, in care of the Company.

         11. This Guaranty shall be binding upon the successors and assigns of Guarantor and shall inure to the benefit of the Administrative Agent's and the Guarantied Parties' successors and assigns. This Guaranty cannot be assigned by Guarantor without the prior written consent of the Administrative Agent and the Guarantied Parties which shall be in the Administrative Agent's and the Guarantied Parties' sole and absolute discretion.

         12. No failure or delay by the Administrative Agent or the Guarantied Parties in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of

                                      - 5 -
                 Cinemark USA Guaranty of Cinemark Mexico (USA) any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         13. The Guarantor shall pay (a) all reasonable out-of-pocket expenses of the Administrative Agent and the Guarantied Parties, including reasonable fees and disbursements of counsel (including the allocated cost of inhouse counsel and staff) for the Administrative Agent, in connection with any waiver or consent hereunder or any amendment hereof and (b) all out-of-pocket expenses incurred by the Administrative Agent and the Guarantied Parties, including fees and disbursements of counsel (including the allocated cost of inhouse counsel and staff), in connection with the enforcement of this Guaranty (whether or not suit is brought).

         14. No modification of this Guaranty shall be effective for any purpose unless it is in writing and executed by an officer of the Administrative Agent authorized to do so. This Guaranty merges all negotiations, stipulations and provisions relating to the subject matter of this Guaranty which preceded or may accompany the execution of this Guaranty.

         15. THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

         16. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         17. Terms not defined herein shall have the meanings assigned to them in the Credit Agreement.

         18. Any indebtedness of the Company now or hereafter held by Guarantor is hereby subordinated to the indebtedness of the Company to the Administrative Agent and the Guarantied Parties; and such indebtedness of the Company to Guarantor if the Administrative Agent so requests shall be collected, enforced and received by Guarantor as trustee for the Administrative Agent and the Guarantied Parties and be paid over to the Administrative Agent on account of the indebtedness of the Company to the Administrative Agent and the Guarantied Parties but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this guaranty.

         20. It is not necessary for the Guarantied Parties to inquire into the powers of the Company or of the officers, directors or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

DATED AS OF:
            -------------------------

                               CINEMARK USA, INC.

                                      - 6 -
                 Cinemark USA Guaranty of Cinemark Mexico (USA)

                                                By
                                                  -----------------------------
                                                Name
                                                    ---------------------------
                                                Title
                                                     --------------------------

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, AS
ADMINISTRATIVE AGENT


By
  ----------------------------
         David Price
       Vice President




                                      - 7 -
                 Cinemark USA Guaranty of Cinemark Mexico (USA)

                                                 EXHIBIT C-3 TO SECOND AMENDMENT


                       FORM OF FOREIGN MATERIAL RESTRICTED
                           SUBSIDIARY PLEDGE AGREEMENT


         THIS FOREIGN MATERIAL RESTRICTED SUBSIDIARY PLEDGE AGREEMENT (this "Agreement"), dated as of , is executed by the undersigned Pledgors (collectively, the "Pledgor") for the benefit of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION as agent (in such capacity herein called the "Administrative Agent") for itself and each Bank (as hereinafter defined) in its capacity as a lender under the Credit Agreement referred to below and as a counterparty under any Swap Contract (the Administrative Agent and each Bank in such capacities are referred to herein collectively as the "Secured Parties").

                                    RECITALS

         A. Cinemark USA, Inc., a Delaware corporation (the "Company"), the banks signatories thereto (such banks, and other banks from time to time signatory thereto and banks from time to time purchasing a participation in a signatory bank's interest therein, together with any Bank or any Affiliate of any Bank in its capacity as a counterparty under any Swap Contract, collectively, the "Banks" and individually a "Bank"), the Administrative Agent, NationsBank, N.A. as Syndication Agent, and BankBoston, N.A., The Bank of Nova Scotia, CIBC Inc. and Fleet Bank, N.A., as Co-Agents, have entered into a Second Amended and Restated Reducing Revolving Credit Agreement dated as of February 12, 1998 (as amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"), subject to and upon the condition, among others, that the Pledgor executes this Agreement in favor of the Secured Parties.

         B. From time to time a Bank, in its capacity as a counterparty, may enter into one or more Swap Contracts with the Company, and the parties hereto desire that the obligations of the Company under any such Swap Contracts be secured hereby.

         C. It is a condition precedent to the continuation of the Credit Extensions by the Banks under the Credit Agreement that the Pledgor shall have granted the security interest contemplated by this Agreement and the Secured Parties are relying on the undertakings of the Pledgor contained herein.

         D. Terms defined and the rules of construction in the Credit Agreement have, unless the context otherwise requires, the same meanings in this Agreement.



                                   - C-3 -1 -
             Foreign Material Restricted Subsidiary Pledge Agreement

         NOW, THEREFORE, the parties hereto agree as follows:

         1.  GRANT OF SECURITY INTEREST.

         (a) As security for the payment or performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations to any Secured Party, now existing or hereafter arising, the Pledgor hereby pledges, assigns and transfers to the Administrative Agent for purposes of security and for the equal benefit of the Secured Parties, and hereby grants to the Administrative Agent for the equal benefit of the Secured Parties, a lien on, and security interest in, all of the Pledgor's right, title and interest in, to and under the following, whether now or hereafter existing and whether now owned or hereafter acquired (collectively, the "Collateral"):

                  (i) all shares of each Subsidiary (each, a "Pledged Subsidiary" and collectively, the "Pledged Subsidiaries ") as set forth on Schedule 1 (collectively, the "Pledged Shares");

                  (ii) all additional shares of stock of the Pledged Subsidiaries from time to time acquired by the Pledgor in any manner;

                  (iii) the certificates representing the shares referred to in paragraphs (i) and (ii) above; and

                  (iv) all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the shares referred to in paragraphs (i) and (ii) above (all of the foregoing being the "Proceeds"); provided, however, that so long as no Event of Default has occurred and is continuing, the Pledgor may receive free and clear of any security interest under this Agreement any cash dividends paid in respect of the Pledged Shares;

provided, however, that at no time shall the Pledged Shares be required to constitute more than 65% of the total capital stock of any Pledged Subsidiary..

         (b) All certificates or instruments representing or evidencing the Collateral shall be delivered to and held by or on behalf of the Administrative Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed undated instruments of transfer or assignment in blank, all in form and substance satisfactory to the Administrative Agent. If an Event of Default has occurred and is continuing, the Administrative Agent shall have the right, at any time in its discretion and without notice to the Pledgor, to transfer to or to register in its name or any of its nominees any or all of the Collateral, subject only to the revocable rights specified in Section 6(a). In addition, if an Event of Default has occurred and is continuing, the Administrative Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

                                   - C-3 -2 -
             Foreign Material Restricted Subsidiary Pledge Agreement

         2. SECURITY FOR OBLIGATIONS. This Agreement secures, in accordance with the provisions hereof, the payment by the Company of all of the Obligations to any Secured Party under any Loan Document, including under any Swap Contract, and all obligations of the Pledgor under this Agreement, in each case now existing or hereafter arising. The Collateral shall secure the Obligations owing to the Secured Parties equally and ratably.

         3. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants as follows:

         (a) The chief place of business and chief executive office of Pledgor and the office where the Pledgor keeps its records concerning the Collateral (hereinafter, "Records") is located at the address for notices for the Pledgor as provided in Section 18(g).

         (b) The Pledged Shares owned by the Pledgor have been duly authorized and validly issued and are fully paid and nonassessable.

         (c) The Pledged Shares constitute at least 65% of the issued and outstanding shares of stock or equity interests of the Pledged Subsidiaries as of the date hereof. There are no existing options, warrants, shareholder agreements, calls or commitments of any character whatsoever relating to any of the Pledged Shares owned by the Pledgor except as listed on Schedule 3.

         (d) No effective financing statement or other instrument similar in effect covering all or any part of the Collateral owned by the Pledgor is on file in any recording office, except as may have been filed pursuant to this Agreement.

         (e) The Pledgor is lawfully possessed of ownership of the Collateral owned by the Pledgor which exists on the date hereof, and has full power and lawful authority to grant the Liens in and on the Collateral hereunder.

         (f) This Agreement creates in favor of the Administrative Agent, for the equal benefit of the Secured Parties, a valid and enforceable Lien on the Pledged Shares owned by the Pledgor, subject to no Liens, securing the payment and performance of the Obligations, and all filings and other actions necessary to perfect such Lien with the priority described herein and in Section 5.13(c) of the Credit Agreement have been duly made or taken.

         (g) The Pledgor is duly organized and existing under the laws of the jurisdiction of its respective incorporation, and are properly licensed and in good standing in, and where necessary to maintain their respective rights and privileges has complied with the fictitious name statute of, every jurisdiction in which they are doing business, except where the failure to be licensed or be in good standing or comply with any such statute will not have a material adverse effect on the ability of the Pledgor to perform its obligations hereunder or under any instrument or agreement required hereunder.

         (h) The execution, delivery and performance of this Agreement and any instrument or agreement required hereunder are within the corporate power of the Pledgor, have been duly

                                   - C-3 -3 -
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




authorized by, and are not in conflict with the terms of any charter, by-laws, trust instrument or other organization papers, as applicable, of, the Pledgor.

         (i) No approval, consent, exemption or other action by, or notice to or filing with, any governmental authority is necessary in connection with the execution, delivery, performance or enforcement by the Pledgor of this Agreement or any instrument or agreement required hereunder, except as may have been obtained and certified copies of which have been delivered to Administrative Agent.

         (j) There is no law, rule or regulation, nor is there any judgment, decree or order of any court or governmental authority binding on the Pledgor, which would be contravened by the execution, delivery, performance or enforcement by the Pledgor of this Agreement or any instrument or agreement required hereunder.

         (k) This Agreement is a legal, valid and binding agreement of the Pledgor, enforceable against the Pledgor in accordance with its terms, and any instrument or agreement required hereunder, when executed and delivered, will be similarly legal, valid, binding and enforceable, except where enforceability thereof may be limited by applicable law relating to bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally or by the application of general principles of equity.

         (l) There is no action, suit or proceeding pending against, or to the knowledge of the Pledgor, threatened against or affecting the Pledgor, before any court or arbitrator or any governmental body, agency or official which in any manner draws into question the validity or enforceability of this Agreement.

         (m) The execution, delivery and performance by the Pledgor of this Agreement do not and would not be expected to conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which the Pledgor is a party.

         4.  FURTHER ASSURANCES; SUPPLEMENTS.

         (a) The Pledgor agrees that from time to time, at the expense of such Person, it will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to perfect the Liens granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder. Without limiting the generality of the foregoing, the Pledgor will execute and deliver to Administrative Agent such financing or continuation statements, or amendments thereto, and such other instruments, endorsements or notices, as may be necessary or desirable, or as the Administrative Agent may reasonably request, in order to perfect and preserve the Liens granted or purported to be granted hereby.

                                   - C-3 -4 -
             Foreign Material Restricted Subsidiary Pledge Agreement

         (b) The Pledgor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Pledgor where permitted by law.

         (c) The Pledgor shall pay all filing, registration and recording fees or refiling, re-registration and re-recording fees, and all expenses, incident to its execution and acknowledgement of this Agreement, any agreement supplemental hereto and any instruments of further assurance, and all federal, state, county and municipal stamp taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with its execution and delivery of this Agreement, any agreement supplemental hereto and any instruments of further assurance.

         (d) The Pledgor shall warrant and defend title to the Collateral against the claims and demands of all Persons (other than the Secured Parties or any Person claiming by or through any Secured Party) whomsoever.

         (e) The Pledgor shall, upon obtaining any additional shares of any Pledged Subsidiaries or any other securities constituting Collateral, , promptly deliver to the Administrative Agent a duly executed Pledge Agreement Supplement in substantially the form of Schedule 2 hereto (a "Pledge Agreement Supplement") identifying the additional shares which are being pledged; provided, however that not more than 65% of the capital stock of any Pledge Subsidiary shall be required to be pledged hereunder. The Pledgor hereby authorizes the Administrative Agent to attach each Pledge Agreement Supplement to this Agreement and agrees that all shares listed on any Pledge Agreement Supplement delivered to the Administrative Agent shall for all purposes hereunder constitute Collateral. Upon any person pledging shares hereunder, such person shall be deemed a Pledgor hereunder.

         5.  COVENANTS OF PLEDGOR.

         (a) The Pledgor shall pay, before any fine, penalty, interest or cost attaches thereto, all taxes, assessments and other governmental or non-governmental charges or levies now or hereafter assessed or levied against its Pledged Shares or upon the Liens provided for herein as well as pay, or cause to be paid, all claims for labor, materials or supplies which, if unpaid, might by law become a Lien (other than a Permitted Lien) thereon, and will retain copies of, and, upon request, permit the Administrative Agent or any other Secured Party to examine, receipts showing payment of any of the foregoing; provided, that Pledgor shall not be required to pay any such tax, assessment, charge or levy, the validity of which is being contested in good faith by appropriate proceedings.

         (b) The Pledgor shall give the Administrative Agent at least 30 days' prior written notice before it changes the location of its chief executive office or the office where it keeps the Records and shall at the expense of the Pledgor execute and deliver such instruments and documents as required to maintain a prior perfected security interest and as reasonably requested by the Administrative Agent. The Pledgor will hold and preserve all Records and will, upon

                                   - C-3 -5 -
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




reasonable request by the Administrative Agent or any Secured party at any time during normal business hours, permit the Administrative Agent or any Secured Party to inspect and make abstracts from such Records.

         (c) The Pledgor shall not sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral.

         (d) The Pledgor shall not create or suffer to exist any Lien upon or with respect to any of the Collateral except for the security interest created by this Agreement or the Credit Agreement, and will defend the right, title and interest of the Administrative Agent in and to the Pledgor's rights to the Collateral against the claims and demands of all Persons whatsoever.

         (e) The Pledgor will, upon becoming aware of such event, notify the Administrative Agent promptly, in reasonable detail, (i) of any material claim made or asserted against the Collateral by any Person; (ii) of any event which could reasonably be expected to have a material adverse effect on the value of the Collateral; (iii) of any event which could reasonably be expected to have a material adverse effect on the ability of the Administrative Agent to dispose of the Collateral or the rights and remedies of the Administrative Agent; and (iv) of the occurrence of any other event which would have a material adverse effect on the Collateral or on the security interest created hereunder.

         (f) The Pledgor agrees that it will use its best efforts to cause any Pledged Subsidiary not to issue any stock or other securities in addition to or in substitution for the Pledged Shares except: (i) to the Pledgor, (ii) any stock options issued to employees of such Pledged Subsidiary and any shares of capital stock of such Pledged Subsidiary issuable upon the exercise of such options, and (iii) shares of such Pledged Subsidiary to other stockholders of such Pledged Subsidiary in an amount not exceeding such stockholders existing ratable ownership interests therein.

         6.  VOTING RIGHTS, DIVIDENDS, ETC.

         (a) So long as no Event of Default shall have occurred and be continuing (and, in the case of paragraph (i) below, so long as written notice has not been given by the Administrative Agent to the Pledgor):

                  (i) the Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or any Loan Documents;

                  (ii) the Pledgor shall be entitled to receive and retain free and clear of any security interest under this Agreement any and all dividends paid in respect of the Collateral, other than any and all:

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




                  (A) instruments and other property received, receivable or otherwise distributed in exchange for, any Collateral,

                  (B) dividends and other distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                  (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Collateral all of which shall be, and all of which shall be forthwith delivered to the Administrative Agent to hold as, Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Administrative Agent, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Administrative Agent as Collateral in the same form as so received (with any necessary endorsement).

                  (iii) The Administrative Agent shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends which it is authorized to receive and retain pursuant to paragraph (ii) above.

         (b)      If an Event of Default has occurred and is continuing:

                  (i) All rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a)(i) above shall cease upon written notice thereof from the Administrative Agent, and all such rights shall thereupon become vested in the Administrative Agent who shall thereupon have the sole right to exercise such voting and other consensual rights.

                  (ii) All rights of the Pledgor to receive the dividends which it would otherwise be authorized to receive and retain pursuant to
         Section 6(a)(ii) above shall cease, and all such rights shall thereupon become vested in the Administrative Agent who shall thereupon have the sole right to receive and hold as Collateral such dividends.

                  (iii) All dividends which are received by the Pledgor contrary to the provisions of Section 6(a)(ii) shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Administrative Agent as Collateral in the same form as so received (with any necessary endorsement).

         (c) In order to permit the Administrative Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 6(a)(i) above, and to receive all dividends and distributions which it may be entitled to receive under Section 6(a)(ii) above, the

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Pledgor shall, if necessary, upon written notice from the Administrative Agent, from time to time during the continuance of an Event of Default execute and deliver to the Administrative Agent appropriate dividend payment orders and other instruments as the Administrative Agent may reasonably request.

         7. ADMINISTRATIVE AGENT APPOINTED ATTORNEY-IN-FACT. The Pledgor hereby irrevocably appoints the Administrative Agent the Pledgor's attorney-in-fact (which appointment as attorney-in-fact shall be coupled with an interest), with full authority to act in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time if an Event of Default has occurred and is continuing or to the extent contemplated by Section 8 hereof in the Administrative Agent's discretion to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Collateral, to receive, indorse and collect any drafts or other instruments, documents and chattel paper in connection therewith, and to file any claims or take any action or institute any proceedings which the Administrative Agent may deem to be necessary or desirable for the collection thereof or to enforce compliance with the terms and conditions of the Assigned Agreements or this Agreement. Notwithstanding the foregoing, the Administrative Agent shall not be obligated to exercise any right or duty as attorney-in-fact, and shall have no duties to the Assignor in connection therewith.

         8.  ADMINISTRATIVE AGENT MAY PERFORM.

         (a) If the Pledgor fails to perform or comply with any of its agreements contained herein, the Administrative Agent may, as provided for by the terms of this Agreement, itself perform or comply, or otherwise cause performance or compliance, with such Agreement. The reasonable expenses of the Administrative Agent incurred in connection with such performance or compliance shall be payable by the Pledgor to the Administrative Agent and shall constitute Obligations secured hereby; provided, that the payment to the Administrative Agent shall be made solely through the application of proceeds in accordance with Section 9(a) hereof. The Administrative Agent agrees to notify the Pledgor promptly after incurring any expenses pursuant to this Section 8; provided, however, that the failure to provide such notice shall not affect the Administrative Agent's right to reimbursement from the Pledgor.

         (b) The Administrative Agent shall use reasonable care with respect to the Collateral in its possession or under its control. Except as set forth in the preceding sentence, the Administrative Agent shall not have any duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of it or as to any income thereon or as to the preservation of rights against parties or any other rights pertaining thereto.





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         9.  RIGHTS AND REMEDIES.

         (a) If (i) an Event of Default shall have occurred and be continuing and (ii) any of the Obligations shall have been declared to be, or shall have become, due and payable, then, in addition to any other rights and remedies provided for herein or which may otherwise be available, the Administrative Agent may, without any further demand, advertisement or notice (except as expressly provided for below in this Section 9(a)), exercise all the rights and remedies of a secured party under the Uniform Commercial Code of the State of New York (the "UCC") (whether or not the UCC applies to the affected Collateral), and in addition: (i) may apply the moneys, if any, then held by it as part of the Collateral, for the following purposes and in the following order:

                  (1) first, to the payment of (A) all costs and expenses relating to the sale of the Collateral and collection of amounts owing hereunder, including reasonable attorneys' fees and disbursements and the just compensation of the Administrative Agent for services rendered in connection therewith or in connection with any proceeding to sell if a sale is not completed, and (B) all charges, expenses and advances incurred or made by the Administrative Agent in order to protect the Lien of this Agreement or the security afforded hereby, together with interest at the rate specified in Section 2.10(c) of the Credit Agreement;

                  (2) second, to the payment in full of all of the Obligations owed to the Secured Parties hereunder or under any Loan Document (to be paid to the Secured Parties in accordance with the aggregate outstanding amounts of such Obligations owed to each Secured Party); and

                  (3) third, the balance, if any, shall be paid to the Pledgor or to such other Person as shall be lawfully entitled to receive such surplus (as determined by a court of competent jurisdiction, if such procedure is available under applicable law);

and (ii) if there shall be no such moneys or the moneys so applied shall be insufficient to satisfy in full all Obligations, may sell the Collateral, or any part thereof, as hereinafter provided in this Section 9(a) and otherwise to the fullest extent permitted by law. The Collateral may be sold in one or more sales, at public or private sale, conducted by any officer or agent of, or auctioneer or attorney for, the Administrative Agent, at the Administrative Agent's place of business or elsewhere, for cash, upon credit or for other property, for immediate or future delivery, and at such price or prices and on such terms as the Administrative Agent shall deem appropriate. The Administrative Agent or any other Secured Party may be the purchaser of any or all of the Collateral so sold at a public sale and, to the extent permitted by law, at a private sale and thereafter hold the same, absolutely free from any right or claim of whatsoever kind, and, the obligations of the Pledgor to such purchaser may be applied as a credit against the purchase price. The Administrative Agent, may, in its sole discretion (in the case of Collateral consisting of securities) or if commercially reasonable (in the case of all other Collateral), at any such sale restrict the prospective bidders or purchasers as to their number, nature of business and investment intention. Upon any public or private sale the Administrative Agent shall have the

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right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser (including the Administrative Agent or any other Secured Party) at any such sale shall hold the Collateral so sold, absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption, of the Pledgor, and the Pledgor hereby specifically waives, to the full extent it may lawfully do so, all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted. The Administrative Agent shall give the Pledgor at least ten days' notice (which the Pledgor agrees is reasonable notification within the meaning of Section 9-504(3) of the UCC) of any such public or private sale. Any public sale shall be held at such time or times within ordinary business hours as the Administrative Agent shall fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels. The Administrative Agent shall not be obligated to make any sale pursuant to any such notice. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for such sale, and any such sale may be made at any time or place to which the same may be so adjourned without further notice or publication. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the full selling price is paid by the purchaser thereof, but neither the Administrative Agent nor any other Secured Party shall incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold, and, in case of any such failure, such Collateral may again be sold pursuant to the provisions hereof.

         (b) Instead of exercising the power of sale provided in Section 9(a) hereof, the Administrative Agent may proceed by a suit or suits at law or in equity to foreclose the security interest under this Agreement and sell the Collateral or any portion thereof under a judgment or decree of a court or courts of competent jurisdiction.

         (c) The Administrative Agent as attorney-in-fact pursuant to Section 7 hereof may, in the name and stead of the Pledgor, make and execute all conveyances, assignments and transfers of the Collateral sold pursuant to
Section 9(a) or Section 9(b) hereof, and the Company hereby ratifies and confirms all that the Administrative Agent, as said attorney-in-fact, shall do by virtue hereof. Nevertheless, the Company and the Pledgor shall, if so requested by the Administrative Agent, ratify and confirm any sale or sales by executing and delivering to the Administrative Agent, or to such purchaser or purchasers, all such instruments as may, in the reasonable judgment of the Administrative Agent, be advisable for the purpose.

         (d) The receipt by the Administrative Agent of the purchase money paid at any sale made by it shall be a sufficient discharge therefor to any purchaser of the Collateral, or any portion thereof, sold as aforesaid; and no such purchaser (or the representatives or assigns of such purchaser), after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money or any part thereof or in any manner whatsoever be answerable for any loss, misapplication or nonapplication of any such purchase money, or any

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part thereof, or be bound to inquire as to the authorization, necessity, expediency or regularity of any such sale.

         (e) The Administrative Agent shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale conducted in a commercially reasonable manner. The Pledgor hereby waives, to the full extent permitted by applicable law, any claims against the Administrative Agent and/or any Secured Party arising by reason of the fact that the price at which the Collateral, or any part thereof, may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Administrative Agent accepts the first offer received which the Administrative Agent in good faith deems to be commercially reasonable under the circumstances and does not offer the Collateral to more than one offeree. To the fullest extent permitted by law, the Pledgor shall have the burden of proving that any such sale of the Collateral was conducted in a commercially unreasonable manner.

         (f) Each and every right and remedy of the Administrative Agent shall, to the extent permitted by law, be cumulative and shall be in addition to any other remedy given hereunder or under the Credit Agreement or now or hereafter existing at law or in equity or by statute.

         (g) The Administrative Agent may participate in any recapitalization, reclassification, reorganization, consolidation, redemption, stock split, merger, or liquidation of any Pledged Subsidiary and in connection therewith deposit or surrender control of the Collateral, accept money or other property in exchange for the Collateral, and take such action as deemed proper by the Administrative Agent in connection therewith, and any other money or property received in exchange for the Collateral shall be applied to satisfy the Obligations or held by the Administrative Agent thereafter as Collateral pursuant to the provisions hereof.

         10. SALES OF PLEDGED SHARES.

         (a) If, at any time during the continuance of an Event of Default, the Administrative Agent in its sole discretion determines that in connection with any actual or contemplated exercise of its rights to sell the whole or any part of the Collateral hereunder, it is necessary or advisable to effect a public registration of all or part of the Collateral pursuant to the Securities Act of 1933, as from time to time amended (or any similar statute then in effect) (the "Securities Act"), the Pledgor shall:

                  (i) prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement with respect to the Collateral and use its reasonable best efforts to cause such registration statement to become and remain effective;

                  (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of the Collateral covered

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         by such registration statement whenever the Administrative Agent shall desire to sell or otherwise dispose of the Collateral;

                  (iii) furnish to the Administrative Agent such numbers of copies of a prospectus and a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Administrative Agent may request in order to facilitate the public sale or other disposition of the Collateral by the Administrative Agent;

                  (iv) use its reasonable best efforts to register or qualify the Collateral covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States of America as the Administrative Agent shall request, and do such other reasonable acts and things as may be required of it to enable the Administrative Agent to consummate the public sale or other disposition in such jurisdictions of the Collateral by the Administrative Agent;

                  (v) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable an earnings statement which shall satisfy the provisions of the Securities Act; and

                  (vi) do or cause to be done all such other acts as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

         (b) The Pledgor recognizes that, by reason of the aforementioned requirements and certain prohibitions contained in the Securities Act and applicable state securities laws, the Administrative Agent may, at its option, elect not to require the Pledgor to register all or any part of the Collateral and may therefore be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire such securities for their own account, for investment, and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such sale may result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions and, notwithstanding such circumstances, agrees that any such sale conducted in good faith shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay the sale of any of the Pledged Shares for the period of time necessary to permit the Pledgor to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Pledgor would agree to do so.

         (c) If the Administrative Agent determines to exercise its right to sell any or all of the Collateral, upon written request, the Pledgor shall and shall cause, each of its Subsidiaries to, from time to time, furnish to the Administrative Agent all such information as the Administrative Agent may request in order to determine the number of shares and other instruments included in

                                   - C-3 -12 -
             Foreign Material Restricted Subsidiary Pledge Agreement the Collateral which may be sold by the Administrative Agent as exempt transactions under the Securities Act and rules of the SEC thereunder, as the same are from time to time in effect.

         11. CONTINUING ASSIGNMENT AND SECURITY INTEREST; TRANSFER OF NOTES. This Agreement shall create a continuing assignment of and security interest in the Collateral and shall (a) remain in full force and effect until payment in full of the Obligations and all other amounts owing to each Secured Party under any Loan Documents and the termination or expiration of the Commitments, (b) be binding upon the Pledgor, its successors and assigns and (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing, any Bank may assign or otherwise transfer its rights and obligations under any Loan Document to any other Person or entity, and such other Person or entity shall thereupon become vested with all the benefits in respect thereof granted to such Bank herein or otherwise, all as provided in, and to the extent set forth in, the Loan Documents. The Pledgor may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent. Upon the payment in full of the Obligations and termination of the commitments (exclusive of future, contingent or unliquidated amounts arising under indemnity agreements), the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Pledgor. Upon any such termination, the Administrative Agent will, at the Pledgor's expense, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

         12. NO NOTICES, ETC. No Secured Party shall be under any duty or obligation whatsoever (a) to make or give any presentments, demands for performances, notices of nonperformance, protests, notices of protest or notices of dishonor in connection with any Obligations or evidences of Obligations held by Secured Parties as Collateral, or in connection with any Obligation or evidences of Obligations which constitute in whole or in part the Obligations secured hereunder, or (b) to give the Pledgor notice of, or to exercise any subscription rights or privileges, any rights or privileges to exchange, convert or redeem or any other rights or privileges relating to or affecting any Collateral held by Secured Parties.

         13. DELIVERY OF COLLATERAL. The Secured Parties may at any time cause the Administrative Agent to deliver the Collateral or any part thereof to the Pledgor and the receipt of the Pledgor shall be a complete and full acquittance for the Collateral so delivered, and Secured Parties shall thereafter be discharged from any liability or responsibility therefor.

         14. PRIMARY OBLIGATION. The Pledgor acknowledges and agrees that it is directly and primarily liable to the Secured Parties with respect to its obligations under this Agreement, that its obligations under this Agreement are independent of Company's obligations under the Credit Agreement, and that a separate action or actions may be brought and prosecuted against the Pledgor to enforce this Agreement, whether or not action is brought against the Pledgor or whether or not the Pledgor is joined in any such action or actions. The Pledgor acknowledges

                                   - C-3 -13 -
             Foreign Material Restricted Subsidiary Pledge Agreement and agrees that any release which may be given by the Secured Parties to the Pledgor shall not release the Pledgor from its obligations under this Agreement.

         15. WAIVERS. The obligations of the Pledgor under this Agreement shall not be affected, modified or impaired as a result of the occurrence from time to time of any of the following, whether or not with notice to or the consent of the Pledgor; (a) the compromise, settlement, change, modification, amendment (whether material or otherwise) or partial termination of any or all of the Obligations under any Loan Document; (b) the failure to give notice to the Pledgor of the occurrence of any default under the terms and provisions of any Loan Document; (c) the waiver of the payment, performance or observance of any of Company's Obligations under any Loan Document; (d) the taking or omitting to take any actions referred to in any Loan Document; (e) any failure, omission or delay on the part of the Secured Parties to enforce, assert or exercise any right, power or remedy conferred in this Agreement, any Loan Document or any other indulgence or similar act on the part of the Secured Parties in compliance with applicable law; or (f) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshalling or assets, receivership, insolvency, bankruptcy, assignment for the benefit of creditors or readjustment of, or other similar proceedings which affect, Company or any of the assets of the Company, or any allegation of invalidity or contest of the validity of this Agreement in any such proceeding. The Pledgor waives any right to require any Secured Party to (a) proceed against any person, (b) proceed against or exhaust any Collateral, (c) pursue any other remedy in such Secured Party's power. The Pledgor hereby waives: (i) any and all rights to require the Secured Parties to prosecute or to seek to enforce any remedies against Company or any other party liable to the Secured Parties with respect to Company's obligations under any Loan Document or to otherwise mitigate the Pledgor's obligations under this Agreement; (ii) any right to assert against the Secured Parties with respect to the Pledgor's obligations under this Agreement any defense (legal or equitable), set-off, counterclaim, or claim which Pledgor may now or at any time hereafter have against the Secured Parties, Company or any other party liable to the Secured Parties in any way or manner under any Loan Document; (iii) all defenses, counterclaims and off-sets of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity or enforceability of any Loan Document; and (iv) all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of default in connection with any Loan Document, notice of acceptance of this Agreement and notice of the existence, creation or incurring of new or additional Obligations under any Loan Document, and all other notices or formalities to which Pledgor may be entitled with respect to any Loan Document.

         16. NO SUBROGATION. The Pledgor hereby agrees that unless and until all Obligations (exclusive of future, contingent or unliquidated amounts arising under indemnity agreements) have been paid in full to the Secured Parties, it shall not have any rights of subrogation, reimbursement or contribution against Company arising as a result of the performance of this Agreement, and shall not seek to assert or enforce any such rights. The Pledgor acknowledges that the exercise by the Secured Parties of certain rights and remedies contained in any Loan

                                   - C-3 -14 -
             Foreign Material Restricted Subsidiary Pledge Agreement

Document may affect or eliminate the Pledgor's right of subrogation, if any, against Company arising as a result of its performance of this Agreement and that the Pledgor may therefore incur a partially or totally nonreimbursable liability hereunder, and the Pledgor hereby agrees that the Secured Parties may in its sole discretion exercise any such right or remedy.

         17. ATTORNEYS FEES.

         (a) The Pledgor agrees to pay to each Secured Party the amount of any and all expenses, including expenses incurred by the Administrative Agent, and the reasonable fees and expenses of its counsel (including, without limitation, the allocated cost of in-house counsel) and of any experts, which such Secured Party may incur in connection with (i) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral; (ii) the exercise or enforcement of any of the rights of any Secured Party hereunder; or (iii) the failure by the Pledgor to perform or observe any of the provisions hereof; provided that the payment of such sums shall be made to the Secured Parties solely through the application of proceeds in accordance with Section 9(a) hereof.

         (b) The Pledgor agrees to indemnify and hold each Secured Party harmless from and against any taxes, liabilities, claims and damages, including attorney's fees and disbursements (including, without limitation, the allocated cost of in-house counsel), and other expenses incurred or arising by reason of the taking or the failure to take action by any Secured Party in respect of any transaction effected under this Agreement or in connection with the Lien provided for herein, including, without limitation, any taxes payable with respect to the Collateral or in connection with any transaction contemplated by this Agreement and any and all costs, losses, liabilities, claims, damages or expenses incurred by any Secured Party arising out of any investigation, litigation or other proceeding related to this Agreement or any transaction contemplated hereby, except for the gross negligence and willful misconduct of such Secured Party; provided, that such indemnification shall be made to the Secured Parties solely through the application of proceeds in accordance with
Section 9(a) hereof.

         (c) The obligations of the Pledgor under this Section 17 shall survive the termination of this Agreement.

         18. MISCELLANEOUS.

         (a) Headings used in this Agreement are for convenience of reference only and do not constitute part of this Agreement for any purpose.

         (b) No failure on the part of the Administrative Agent or any of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Administrative Agent or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

                                   - C-3 -15 -
             Foreign Material Restricted Subsidiary Pledge Agreement

         (c) If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Administrative Agent and the Banks in order to carry out the intentions of the parties hereto as nearly as may be possible and the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

         (d) The Administrative Agent may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

         (e) The agreements of the parties hereto are solely for the benefit of the Secured Parties, and no Person (other than the parties hereto and the Secured Parties) shall have any rights hereunder.

         (f) No amendment or waiver of any provision of this Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, the Pledgor, and then such waiver or consent shall be effective only in the specific instance and for the specified purpose for which given.

         (g) All notices, requests, demands, waivers or other communications to or upon the respective parties hereto shall be in writing delivered in person, by mail postage prepaid, by nationally recognized overnight courier or by telecopy and shall be deemed to have been duly given or made when received, if mailed or delivered by courier, or when personally delivered or transmitted by telecopy, addressed to the party to which such notice, request, demand, waiver or other communication is required or permitted to be given or made hereunder at, if to the Pledgor, the address for the Company set forth in Schedule 10.2 to the Credit Agreement and if to the Administrative Agent, the address set forth for the Administrative Agent in the Credit Agreement, or such other address of which such party shall have notified in writing the party giving such notice.

         19. GOVERNING LAW; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, ARE GOVERNED BY THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK. TERMS USED IN ARTICLE 9 OF THE UCC ARE USED HEREIN AS THEREIN DEFINED.

         20. WAIVER OF JURY TRIAL. EACH PARTY HERETO WAIVES THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR

                                   - C-3 -16 -
             Foreign Material Restricted Subsidiary Pledge Agreement

OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH PARTY HERETO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

         IN WITNESS WHEREOF, the parties hereto, by their officers duly authorized, have caused this Agreement to be duly executed and delivered as of the day and year first above written.


                                             [PLEDGORS]



                                             By
                                               --------------------------------
                                             Name
                                                 ------------------------------
                                             Title
                                                  -----------------------------

Agreed to:
BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION,
AS ADMINISTRATIVE AGENT

By
  -------------------------
        David Price
       Vice President



                                   - C-3 -17 -
             Foreign Material Restricted Subsidiary Pledge Agreement

                                   SCHEDULE 1
                         TO FOREIGN MATERIAL RESTRICTED
                           SUBSIDIARY PLEDGE AGREEMENT

         Attached to and forming a part of that certain Foreign Material Restricted Subsidiary Pledge Agreement dated as of _______________ made by the Pledgors party thereto to Bank of America National Trust and Savings Association, as Administrative Agent.





                                                        STOCK                                          PLEDGOR'S TOTAL
                                 PLEDGED             CERTIFICATE           PAR         NO. OF           PERCENTAGE OF
        PLEDGOR                 SUBSIDIARY               NO.              VALUE        SHARES             OWNERSHIP
        -------                 ----------           -----------          -----        ------          ---------------






                                   - C-3 -1 -
             Foreign Material Restricted Subsidiary Pledge Agreement

                                   SCHEDULE 2
                         TO FOREIGN MATERIAL RESTRICTED
                           SUBSIDIARY PLEDGE AGREEMENT

         This Pledge Agreement Supplement, dated as of , is delivered pursuant to Section 4 of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Agreement Supplement may be attached to the Foreign Material Restricted Subsidiary Pledge Agreement, dated as of (the "Pledge Agreement", the terms defined therein and not otherwise defined herein being used as therein defined), made by the Pledgor party thereto to Bank of America National Trust and Savings Association as Administrative Agent for its benefit and the benefit of the Secured Parties and that the shares listed on this Pledge Agreement Supplement shall be and become part of the Collateral referred to in the Pledge Agreement and shall secure all Obligations.

         The undersigned agrees that the securities listed below shall for all purposes constitute Collateral and shall be subject to the security interest created by the Pledge Agreement.

         The undersigned hereby certifies that the representations and warranties set forth in Section 3 of the Pledge Agreement are true and correct as to the Collateral listed herein on and as of the date hereof.

                                       [PLEDGOR]

                                       By
                                         -------------------------------------
                                       Name
                                           -----------------------------------
                                       Title
                                            ----------------------------------



                                                        STOCK                                          PLEDGOR'S TOTAL
                                 PLEDGED             CERTIFICATE           PAR         NO. OF           PERCENTAGE OF
        PLEDGOR                 SUBSIDIARY               NO.              VALUE        SHARES             OWNERSHIP
        -------                 ----------           -----------          -----        ------          ---------------




                                   - C-3 -1 -
             Foreign Material Restricted Subsidiary Pledge Agreement

                                   SCHEDULE 3
                         TO FOREIGN MATERIAL RESTRICTED
                           SUBSIDIARY PLEDGE AGREEMENT

         Attached to and forming a part of that certain Foreign Material Restricted Subsidiary Pledge Agreement dated as of _____________________ made by the Pledgors party thereto to Bank of America National Trust and Savings Association, as Administrative Agent





                                    - C-3-1 -

             Foreign Material Restricted Subsidiary Pledge Agreement

                        EXHIBIT A TO EXHIBIT F (GUARANTY)
                              ADDITIONAL GUARANTORS

                                                         Dated:  ______, ______

         Reference is made to that certain Guaranty dated as of February 12, 1998 as amended or supplemented from time to time (the "Guaranty"), by and among the Guarantors from time to time party thereto in favor of Bank of America National Trust and Savings Association, as Administrative Agent for the Guarantied Parties. Unless otherwise defined herein, capitalized terms used herein have the respective meanings assigned to them in the Guaranty and the Credit Agreement referred to therein.

         _______________________ , a Domestic Material Restricted Subsidiary of
__________________________, ("Subsidiary") hereby agrees to become a Guarantor under the Guaranty, and agrees to be bound by all the terms and conditions applicable to a Guarantor thereunder as of the date hereof.

         The undersigned Subsidiary hereby represents and warrants to the matters set forth in Section 10 of the Guaranty as of the date hereof.

         The undersigned existing Guarantors hereby consent to Subsidiary becoming a party to the Guaranty. This supplement to the Guaranty is executed by the parties hereto as of the date first written above.

                                    NEW DOMESTIC MATERIAL RESTRICTED SUBSIDIARY

                                    By
                                      -----------------------------------------
                                    Name
                                        ---------------------------------------
                                    Title
                                         --------------------------------------

                                    EXISTING GUARANTORS

                                    By
                                      -----------------------------------------
                                    Name
                                        ---------------------------------------
                                    Title
                                         --------------------------------------

ACKNOWLEDGED:
BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, AS
ADMINISTRATIVE AGENT

By
   --------------------------------
            David Price
           Vice President

                        Exhibit A To Exhibit F (Guaranty)

                                                                       EXHIBIT H

                      INTERCOMPANY SUBORDINATION AGREEMENT

TO:      Bank of America National Trust and
         Savings Association, as Administrative
         Agent (the "Administrative Agent")

Ladies and Gentlemen:

         Reference is made to the certain Second Amended and Restated Reducing Revolving Credit Agreement dated as of February 12, 1998 (as from time to time amended, extended, restated, modified or supplemented, the "Credit Agreement;" capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement) among Cinemark USA, Inc. (the "Company"), the several financial institutions party hereto (the "Banks"), Bank of America National Trust and Savings Association, as agent for the Banks (in such capacity, the "Administrative Agent"), NationsBank, N.A. as Syndication Agent and BankBoston, N.A., The Bank of Nova Scotia, CIBC Inc. and Fleet Bank, as Co-Agents,. It is a requirement of the Credit Agreement that the Subordinated Creditor enter into this Subordination Agreement.

         The Company and its Subsidiaries (each, a "Subordinated Obligor") are or may become indebted or otherwise obligated to the Company and other of its Subsidiaries (each, a "Subordinated Creditor"), and desire that the Banks continue to extend financial accommodations to the Company. For the purpose of inducing the Banks to grant, continue or renew such financial accommodations, and in consideration thereof, each Subordinated Creditor agrees as follows:

         1. Any and all claims of the Subordinated Creditor against any Subordinated Obligor, now or hereafter existing, (the "Subordinated Debt"), are, and shall be at all times, subject and subordinate to any and all Obligations owing to the Administrative Agent and the Banks (collectively, the "Senior Creditor").

         2. If any Default or Event of Default as defined in the Credit Agreement (as herein defined) shall at any time occur and be continuing (each, a "Default"), then at all times thereafter until such Default shall have been cured, or such Default or the benefits of this sentence shall have been waived in writing by the Administrative Agent, no Subordinated Obligor shall, directly or indirectly, make any payment or distribution of assets with respect to the Subordinated Debt, except as set forth in paragraph 10 hereof. With respect to any Subordinated Debt which is permitted to be secured, the relevant Subordinated Creditors agree to not foreclose or take any action with respect to, or otherwise realize upon, such lien unless and until payment could otherwise be made on such Subordinated Debt hereunder.

         3. In case of (a) any assignment for the benefit of creditors by any Subordinated Obligor, (b) any proceedings under any bankruptcy or other debtor relief laws being instituted by or against any Subordinated Obligor, (c) the appointment of any receiver for any Subordinated

               Cinemark (USA) Intercompany Subordination Agreement

Obligor's business or assets, or (d) any dissolution or winding up of the affairs of any Subordinated Obligor and any assignee, trustee in bankruptcy, receiver, debtor in possession or other person or persons in charge, are hereby directed to pay to the Administrative Agent the full amount of the Obligations (including interest and fees to the date of payment) before making any payment of principal or interest to any Subordinated Creditor under any Subordinated Debt (whether or not from the proceeds of any security interest securing any Subordinated Debt). With respect to any Subordinated Debt which is permitted to be secured, until payment in full of the Obligations (including interest and fees to the date of payment), any proceeds of such lien shall be applied to the Obligations.

         4. The Senior Creditor is hereby authorized by each Subordinated Creditor to: (a) renew, compromise, extend, accelerate or otherwise change the time of payment, or any other terms, of any existing or future Obligations or any part thereof, (b) increase or decrease the rate of interest payable thereon,
(c) exchange, enforce, waive, release, or fail to perfect any security therefor,
(d) apply such security and direct the order or manner of sale thereof in such manner as the Senior Creditor may at its discretion determine, (e) release the Company or any guarantor of any indebtedness of the Company from liability, and
(f) make optional future advances to the Company, all without notice to any Subordinated Creditor and without affecting the subordination provided by this Agreement.

         5. Each Subordinated Creditor acknowledges and agrees that it shall have the sole responsibility for obtaining from any Subordinated Obligor such information concerning any Subordinated Obligor's financial condition or business operations as they may require, and that Senior Creditor shall not have any duty at any time to disclose to any Subordinated Creditor any information relating to the business operations or financial condition of any Subordinated Obligor.

         6. On the written request of the Administrative Agent, each Subordinated Creditor shall mark any note or instrument evidencing any Subordinated Debt with a conspicuous legend which reads substantially as follows:

                  "THIS [NOTE] IS SUBORDINATED TO CERTAIN PRESENT OR FUTURE INDEBTEDNESS OWING FROM THE MAKER TO THE BANKS PARTY TO SECOND AMENDED AND RESTATED REDUCING REVOLVING CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 AMONG CINEMARK USA, INC., THE BANKS PARTY THERETO AND BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, AS ADMINISTRATIVE AGENT, AS AMENDED FROM TIME TO TIME, AND MAY BE ENFORCED ONLY IN ACCORDANCE WITH THAT CERTAIN SUBORDINATION AGREEMENT DATED AS OF NOVEMBER 16, 1998 BETWEEN BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, AS ADMINISTRATIVE AGENT AND PROMISOR."

               Cinemark (USA) Intercompany Subordination Agreement

         7. In the event that any payment or any cash or noncash distribution is made to any Subordinated Creditor in violation of the terms of this Agreement (including receiving proceeds from realization upon any security interest securing Subordinated Debt), such Subordinated Creditor shall receive the same in trust for the benefit of the Senior Creditor, and shall forthwith remit it to the Administrative Agent in the form in which it was received, together with such endorsements or documents as may be necessary to effectively negotiate or transfer the same to the Administrative Agent.

         8. For violation of this Agreement, each Subordinated Creditor shall be jointly and severally liable for all losses and damages sustained by reason of such breach.

         9. Each Subordinated Creditor agrees not to sell, assign, transfer, pledge, hypothecate, or encumber any Subordinated Debt except subject expressly to this Agreement and not to take any lien or security on any of Subordinated Obligor's property so long as any Obligations shall exist. This Agreement shall be binding upon the heirs, successors and assigns of the Subordinated Creditors and Subordinated Obligors.

         10. Notwithstanding the provisions of Section 2, (a) a Subordinated Obligor may make payments or prepayments to a Subordinated Creditor on Subordinated Debt for its respective share of consolidated tax liability and
(b), so long as no Default or Event of Default has occurred, a Subordinated Creditor may receive principal and noncash interest payments on the Subordinated Debt; provided, however, that such payments in the case of subsection (a) does not cause a Default or Event of Default under any Obligations.

         11. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

         12. THIS AGREEMENT AND ANY INSTRUMENT OR AGREEMENT REQUIRED HEREUNDER, SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of November 16, 1998.


                                     THE SUBORDINATED CREDITORS LISTED ON
                                     SCHEDULE A HERETO:

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------

               Cinemark (USA) Intercompany Subordination Agreement

                           ACCEPTANCE OF SUBORDINATION
                       AGREEMENT BY SUBORDINATED OBLIGORS

         The undersigned being the Subordinated Obligors named in the foregoing Subordination Agreement, hereby accept and consent thereto and agree to be bound by all the provisions thereof, not to make any payment to or on behalf of the Subordinated Creditors in violation of such agreement and to recognize all priorities and other rights granted thereby to the Senior Creditor, and its successors and assigns, and to perform in accordance therewith.

         Dated:  November 16, 1998




                                         THE SUBORDINATED OBLIGORS LISTED ON
                                         SCHEDULE A HERETO:

                                         By:
                                             ----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                                -------------------------------

               Cinemark (USA) Intercompany Subordination Agreement

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schedule a to intercompany subordination agreement


                           ALL SUBORDINATED CREDITORS





                            ALL SUBORDINATED OBLIGORS



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               Cinemark (USA) Intercompany Subordination Agreement